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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the use in this Form 10-SB of our report dated November 15, 1999 relating to the financial statements of Kid Rom, Inc.



                                                VLAHAKIS & ASSOCIATES, CPA

                                                By: /s/ Peter Vlahakis
                                                        Peter Vlahakis, CPA
                                                            Partner